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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 3, 1998
                                 Date of Report
                      -----------------------------------
                       (Date of earliest event reported)


                         SHURGARD STORAGE CENTERS, INC.
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             (Exact name of registrant as specified in its charter)
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
         Washington                     0-23466                    91-1603837
--------------------------     -----------------------        -------------------
       (State or other              (Commission File             (IRS Employer
       jurisdiction of                    No.)                Identification No.)
       incorporation)
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                               1155 Valley Street
                                   Suite 400
                         Seattle, Washington 98109-4426
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          (Address of principal executive offices, including zip code)

                                 (206) 624-8100
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              (Registrant's telephone number, including area code)





                                                        Exhibit Index on Page 4
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ITEM 5.    OTHER EVENTS

        Shurgard Storage Centers, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of shares of its 8.70% Series C Cumulative Redeemable Preferred Stock under the Company's shelf registration statement on Form S-3 (File No. 333-21273), effective February 20, 1997 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

        On November 17, 1998, Howard Johnson resigned from the Board of Directors of the Company. Mr. Johnson's resignation was prompted by the recent sale of his business, Howard Johnson & Company, to a public company with a policy that does not allow participation on any public company board.

ITEM 7.    FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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Exhibit No.     Description
----------      -----------
1.1             Underwriting Agreement, dated December 3, 1998, between Salomon
                Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith
                Incorporated and PaineWebber Incorporated, as representatives of the underwriters, and the Registrant
4.1             Form of Series C Preferred Stock Certificate (incorporated by reference to Exhibit 4 filed with the Registrant's Registration
                Statement on Form 8-A dated December 3, 1998)
5.1             Opinion of Perkins Coie LLP
10.1            Sixth Amendment to Amended and Restated Loan Agreement, dated
                October 27, 1998, by and among Bank of America National Trust and Savings Association, Keybank National Association, U.S. Bank
                National Association, La Salle National Bank and the Registrant
12.1            Statement re Computation of Earnings to Combined Fixed Charges
                and Preferred Stock Dividend Distributions
23.1            Consent of Deloitte & Touche LLP
23.2            Consent of Perkins Coie LLP (contained in the opinion filed as
                Exhibit 5.1 hereto)

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SHURGARD STORAGE CENTERS, INC.


Dated:  December 3, 1998
                                         By  /s/ HARRELL BECK
                                         -----------------------------------
                                         Harrell Beck, Senior Vice President,
                                         Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

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Exhibit No.     Description                                                            Page
-----------     -----------                                                            ----
1.1             Underwriting Agreement, dated December 3, 1998, between Salomon
                Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated
                and PaineWebber Incorporated, as representatives of the
                underwriters, and the Registrant
4.1             Form of Series C Preferred Stock Certificate (incorporated by reference to Exhibit 4 of the Registrant's Registration Statement on Form 8-A
                dated December 3, 1998).
5.1             Opinion of Perkins Coie LLP
10.1            Sixth Amendment to Amended and Restated Loan Agreement, dated October 27,
                1998, by and among Bank of America National Trust and Savings
                Association, Keybank National Association, U.S. Bank National
                Association, La Salle National Bank and the Registrant
12.1            Statement re Computation of Earnings to Combined Fixed Charges
                and Preferred Stock Dividend Distributions
23.1            Consent of Deloitte & Touche LLP
23.2            Consent of Perkins Coie LLP (contained in the opinion filed as
                Exhibit 5.1 hereto)

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